FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                 AMENDMENT NO. 1
                        TO FORM 8-K FILED APRIL 11, 1997


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 28, 1997
                             -----------------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




        0-18294                   California               94-3087630
        -------                   ----------               ----------
      (Registration            (State or Other            (IRS Employer
          File                  Jurisdiction of            Identification
         Number)                Incorporation)               Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

(a)      Exhibit

         Earnest Money Contract for Stop N Go store located in Texas City, Texas dated March 13, 1997.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         METRIC INCOME TRUST SERIES, INC.,
                                         a California Corporation


                                         By: /s/ William A. Finelli
                                             ------------------------------
                                                   William A. Finelli

                                                   Chief Financial Officer

                                         Date:    April 18, 1997
                                                  --------------